Deutsche Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-I
                             COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY
--------------------------------------------------------------------------------
    Class               Original    Coupon    Avg.    CBE     1st    Last   Mod.
    Name & Type             Par       %       Life   Yield    Pay    Pay    Dur.
--------------------------------------------------------------------------------
To Call:
    A1  SENIOR        34,713,000    6.3500    1.10   6.223    7/97   9/99   1.02
    A2  SENIOR        25,021,000    6.5500    3.10   6.558    9/99   7/01   2.71
    A3  SENIOR        19,982,000    6.7000    5.10   6.769    7/01  12/03   4.17
    A4  SENIOR         7,105,000    6.9000    7.10   6.959   12/03   3/05   5.43
    A5  SENIOR        20,813,000    7.2000   10.00   7.270    3/05   3/10   6.86
    A6  SENIOR        19,867,000    7.4750   15.43   7.570    3/10  11/13   8.83
    M   AA MEZZ       12,508,000    7.3750   10.46   7.470    2/02  11/13   6.78
    B1  BBB SUB       14,929,000    7.5750    9.98   7.670    2/02  11/13   6.55
    B2  BB SUB         6,456,769    9.2750   11.59   9.420    2/02  11/13   6.45
-------------------------------
 To Maturity:
    A6  SENIOR        19,867,000    7.4750   16.93   7.569    3/10   2/20   9.20
    M   AA MEZZ       12,508,000    7.3750   10.72   7.470    2/02   7/16   6.85
    B1  BBB SUB       14,929,000    7.5750    9.99   7.670    2/02   8/14   6.55
    B2  BB SUB         6,456,769    9.2750   15.38   9.420    2/02   4/24   7.02
--------------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 160% MHP.

(2) Coupon and price assumed for computational material.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)

BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A1 SENIOR
 Price: 99-31       Coupon: 6.3500                 Original Par:    34,713,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.38      6.31      6.28      6.22      6.19      6.09
 Average Life:          5.15      1.88      1.55      1.10      0.93      0.67
 Duration:              4.08      1.69      1.41      1.02      0.87      0.63
 First Prin Pay:        7/97      7/97      7/97      7/97      7/97      7/97
 Last Prin Pay:         1/07      5/01      8/00      9/99      5/99     11/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31       Coupon: 6.5500                 Original Par:    25,021,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.61      6.59      6.58      6.56      6.54      6.51
 Average Life:         11.82      5.37      4.43      3.10      2.59      1.84
 Duration:              7.96      4.37      3.71      2.71      2.30      1.68
 First Prin Pay:        1/07      5/01      8/00      9/99      5/99     11/98
 Last Prin Pay:         4/11      5/04      3/03      7/01     11/00     11/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-27       Coupon: 6.7000                 Original Par:    19,982,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.78      6.78      6.78      6.77      6.76      6.75
 Average Life:         15.60      8.60      7.22      5.10      4.07      2.84
 Duration:              9.36      6.31      5.52      4.17      3.45      2.51
 First Prin Pay:        4/11      5/04      3/03      7/01     11/00     11/99
 Last Prin Pay:         3/15      4/08      8/06     12/03      7/02     11/00
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)

BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30+      Coupon: 6.9000                 Original Par:     7,105,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.98      6.97      6.97      6.96      6.95      6.93
 Average Life:         18.32     11.60      9.90      7.10      5.52      3.57
 Duration:             10.08      7.73      6.94      5.43      4.44      3.06
 First Prin Pay:        3/15      4/08      8/06     12/03      7/02     11/00
 Last Prin Pay:         6/16     12/09      3/08      3/05      7/03      4/01
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-31+      Coupon: 7.2000                 Original Par:    20,813,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.28      7.28      7.28      7.27      7.26      7.24
 Average Life:         21.11     15.17     13.37     10.00      8.04      4.71
 Duration:             10.49      8.90      8.27      6.86      5.87      3.85
 First Prin Pay:        6/16     12/09      3/08      3/05      7/03      4/01
 Last Prin Pay:        10/20      8/15     11/13      3/10     12/07     10/03
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-29       Coupon: 7.4750                 Original Par:    19,867,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.57      7.57      7.57      7.57      7.57      7.56
 Average Life:         24.76     20.66     18.97     15.43     13.19      8.93
 Duration:             10.90     10.16      9.79      8.83      8.08      6.25
 First Prin Pay:       10/20      8/15     11/13      3/10     12/07     10/03
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-29+
 Bond Yield:            7.57      7.57      7.57      7.57      7.57      7.56
 Average Life:         25.83     21.83     20.39     16.93     14.65      9.94
 Duration:             11.05     10.37     10.07      9.20      8.50      6.64
 First Prin Pay:       10/20      8/15     11/13      3/10     12/07     10/03
 Last Prin Pay:         4/26     12/23      5/22      2/20     12/17      6/13
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-27       Coupon: 7.3750                 Original Par:    12,508,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.48      7.47      7.47      7.47      7.47      7.47
 Average Life:         20.89     15.17     13.50     10.46      9.44      7.75
 Duration:             10.21      8.58      8.00      6.78      6.37      5.61
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-27
 Bond Yield:            7.48      7.47      7.47      7.47      7.47      7.47
 Average Life:         21.10     15.38     13.76     10.72      9.78      8.26
 Duration:             10.24      8.62      8.05      6.85      6.48      5.82
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        11/24      3/21     12/19      7/16     11/14      7/11
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-28       Coupon: 7.5750                 Original Par:    14,929,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.68      7.68      7.67      7.67      7.67      7.66
 Average Life:         20.60     14.69     13.03      9.98      9.07      7.60
 Duration:             10.00      8.36      7.77      6.55      6.17      5.50
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-28
 Bond Yield:            7.68      7.68      7.67      7.67      7.67      7.67
 Average Life:         20.61     14.70     13.04      9.99      9.11      7.74
 Duration:             10.00      8.36      7.78      6.55      6.18      5.56
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:         6/23      9/19      1/18      8/14     12/12     12/09
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
 (CREDIT SUISSE/FIRST BOSTON logo appears here)

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 B2 BB SUB
 Price: 99-28       Coupon: 9.2750                 Original Par:     6,456,769
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            9.43      9.43      9.42      9.42      9.42      9.41
 Average Life:         21.55     16.27     14.59     11.59     10.29      8.10
 Duration:              8.85      7.75      7.33      6.45      6.08      5.34
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-28+
 Bond Yield:            9.43      9.42      9.42      9.42      9.42      9.42
 Average Life:         23.43     19.28     17.97     15.38     14.29     11.78
 Duration:              9.00      8.05      7.72      7.02      6.80      6.31
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        12/26      7/26      2/26      4/24      4/22      6/18
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)



 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                 88          72          67          54          46          25
 June 15, 1999                 81          47          36           9           0           0
 June 15, 2000                 73          21           5           0           0           0
 June 15, 2001                 65           0           0           0           0           0
 June 15, 2002                 55           0           0           0           0           0
 June 15, 2003                 45           0           0           0           0           0
 June 15, 2004                 33           0           0           0           0           0
 June 15, 2005                 20           0           0           0           0           0
 June 15, 2006                  7           0           0           0           0           0
 June 15, 2007                  0           0           0           0           0           0
 June 15, 2008                  0           0           0           0           0           0
 June 15, 2009                  0           0           0           0           0           0
 June 15, 2010                  0           0           0           0           0           0
 June 15, 2011                  0           0           0           0           0           0
 June 15, 2012                  0           0           0           0           0           0
 June 15, 2013                  0           0           0           0           0           0
 June 15, 2014                  0           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:           5.2         1.9         1.5         1.1         0.9         0.7

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)





 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100          89          33
 June 15, 2000                100         100         100          54          22           0
 June 15, 2001                100          95          66           1           0           0
 June 15, 2002                100          61          27           0           0           0
 June 15, 2003                100          29           0           0           0           0
 June 15, 2004                100           0           0           0           0           0
 June 15, 2005                100           0           0           0           0           0
 June 15, 2006                100           0           0           0           0           0
 June 15, 2007                 91           0           0           0           0           0
 June 15, 2008                 70           0           0           0           0           0
 June 15, 2009                 47           0           0           0           0           0
 June 15, 2010                 22           0           0           0           0           0
 June 15, 2011                  0           0           0           0           0           0
 June 15, 2012                  0           0           0           0           0           0
 June 15, 2013                  0           0           0           0           0           0
 June 15, 2014                  0           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          11.8         5.4         4.4         3.1         2.6         1.8

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100          33
 June 15, 2001                100         100         100         100          52           0
 June 15, 2002                100         100         100          50           0           0
 June 15, 2003                100         100          88          16           0           0
 June 15, 2004                100          96          53           0           0           0
 June 15, 2005                100          62          27           0           0           0
 June 15, 2006                100          38           2           0           0           0
 June 15, 2007                100          16           0           0           0           0
 June 15, 2008                100           0           0           0           0           0
 June 15, 2009                100           0           0           0           0           0
 June 15, 2010                100           0           0           0           0           0
 June 15, 2011                 92           0           0           0           0           0
 June 15, 2012                 62           0           0           0           0           0
 June 15, 2013                 40           0           0           0           0           0
 June 15, 2014                 17           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0
 Avg Life In Years:          15.6         8.6         7.2         5.1         4.1         2.8

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100           0
 June 15, 2002                100         100         100         100         100           0
 June 15, 2003                100         100         100         100           5           0
 June 15, 2004                100         100         100          57           0           0
 June 15, 2005                100         100         100           0           0           0
 June 15, 2006                100         100         100           0           0           0
 June 15, 2007                100         100          43           0           0           0
 June 15, 2008                100          85           0           0           0           0
 June 15, 2009                100          26           0           0           0           0
 June 15, 2010                100           0           0           0           0           0
 June 15, 2011                100           0           0           0           0           0
 June 15, 2012                100           0           0           0           0           0
 June 15, 2013                100           0           0           0           0           0
 June 15, 2014                100           0           0           0           0           0
 June 15, 2015                 75           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          18.3        11.6         9.9         7.1         5.5         3.6

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)





 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100          83
 June 15, 2002                100         100         100         100         100          32
 June 15, 2003                100         100         100         100         100           7
 June 15, 2004                100         100         100         100          73           0
 June 15, 2005                100         100         100          93          48           0
 June 15, 2006                100         100         100          69          27           0
 June 15, 2007                100         100         100          48           8           0
 June 15, 2008                100         100          94          29           0           0
 June 15, 2009                100         100          74          11           0           0
 June 15, 2010                100          89          55           0           0           0
 June 15, 2011                100          69          37           0           0           0
 June 15, 2012                100          51          21           0           0           0
 June 15, 2013                100          35           6           0           0           0
 June 15, 2014                100          19           0           0           0           0
 June 15, 2015                100           2           0           0           0           0
 June 15, 2016                 98           0           0           0           0           0
 June 15, 2017                 72           0           0           0           0           0
 June 15, 2018                 53           0           0           0           0           0
 June 15, 2019                 32           0           0           0           0           0
 June 15, 2020                  8           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.1        15.2        13.4        10.0         8.0         4.7

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100         100         100         100
 June 15, 2003                100         100         100         100         100         100
 June 15, 2004                100         100         100         100         100          85
 June 15, 2005                100         100         100         100         100          67
 June 15, 2006                100         100         100         100         100          53
 June 15, 2007                100         100         100         100         100          41
 June 15, 2008                100         100         100         100          91          32
 June 15, 2009                100         100         100         100          76          25
 June 15, 2010                100         100         100          95          63          19
 June 15, 2011                100         100         100          80          51          14
 June 15, 2012                100         100         100          67          42           6
 June 15, 2013                100         100         100          56          34           0
 June 15, 2014                100         100          91          46          27           0
 June 15, 2015                100         100          77          37          18           0
 June 15, 2016                100          85          63          29           9           0
 June 15, 2017                100          70          50          18           2           0
 June 15, 2018                100          59          42          11           0           0
 June 15, 2019                100          48          33           4           0           0
 June 15, 2020                100          37          22           0           0           0
 June 15, 2021                 81          23          10           0           0           0
 June 15, 2022                 55           9           0           0           0           0
 June 15, 2023                 45           3           0           0           0           0
 June 15, 2024                 33           0           0           0           0           0
 June 15, 2025                 17           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          25.8        21.8        20.4        16.9        14.7         9.9

---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          45
 June 15, 2006                100          90          78          56          49          35
 June 15, 2007                100          83          71          49          42          28
 June 15, 2008                100          76          64          42          35          22
 June 15, 2009                100          69          57          37          29          17
 June 15, 2010                100          62          51          31          24           9
 June 15, 2011                100          55          45          26          20           0
 June 15, 2012                 98          49          39          22          16           0
 June 15, 2013                 91          44          34          18          10           0
 June 15, 2014                 83          38          29          15           3           0
 June 15, 2015                 75          33          25           7           0           0
 June 15, 2016                 66          27          20           0           0           0
 June 15, 2017                 57          22          16           0           0           0
 June 15, 2018                 50          19          11           0           0           0
 June 15, 2019                 43          15           4           0           0           0
 June 15, 2020                 35           7           0           0           0           0
 June 15, 2021                 26           0           0           0           0           0
 June 15, 2022                 18           0           0           0           0           0
 June 15, 2023                 14           0           0           0           0           0
 June 15, 2024                  4           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.1        15.4        13.8        10.7         9.8         8.3

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)





 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 June 15, 1998                100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          43
 June 15, 2006                100          90          78          56          49          30
 June 15, 2007                100          83          71          49          39          19
 June 15, 2008                100          76          64          40          29          10
 June 15, 2009                100          69          57          31          21           3
 June 15, 2010                100          62          51          23          14           0
 June 15, 2011                100          55          43          16           7           0
 June 15, 2012                 98          49          35          10           2           0
 June 15, 2013                 91          42          28           5           0           0
 June 15, 2014                 83          34          21           0           0           0
 June 15, 2015                 75          26          14           0           0           0
 June 15, 2016                 66          18           8           0           0           0
 June 15, 2017                 57          11           2           0           0           0
 June 15, 2018                 50           6           0           0           0           0
 June 15, 2019                 41           1           0           0           0           0
 June 15, 2020                 29           0           0           0           0           0
 June 15, 2021                 16           0           0           0           0           0
 June 15, 2022                  4           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          20.6        14.7        13.0        10.0         9.1         7.7

---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(CREDIT SUISSE/FIRST BOSTON logo appears here)




 Percent of Principal Outstanding of Class B-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          49
 June 15, 2006                100          90          78          56          49          49
 June 15, 2007                100          83          71          49          49          49
 June 15, 2008                100          76          64          49          49          49
 June 15, 2009                100          69          57          49          49          49
 June 15, 2010                100          62          51          49          49          49
 June 15, 2011                100          55          49          49          49          49
 June 15, 2012                 98          49          49          49          49          49
 June 15, 2013                 91          49          49          49          49          48
 June 15, 2014                 83          49          49          49          49          33
 June 15, 2015                 75          49          49          49          49          21
 June 15, 2016                 66          49          49          49          49          12
 June 15, 2017                 57          49          49          49          49           5
 June 15, 2018                 50          49          49          49          41           0
 June 15, 2019                 49          49          49          49          28           0
 June 15, 2020                 49          49          49          41          17           0
 June 15, 2021                 49          49          49          24           7           0
 June 15, 2022                 49          49          47          10           0           0
 June 15, 2023                 49          49          34           4           0           0
 June 15, 2024                 49          38          20           0           0           0
 June 15, 2025                 49          19           8           0           0           0
 June 15, 2026                 35           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          23.4        19.3        18.0        15.4        14.3        11.8

---------------------------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
 (CREDIT SUISSE/FIRST BOSTON logo appears here)

             Deutsche Senior/Subordinated Pass-Through Certificates,
                                  Series 1997-I
                             COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY
--------------------------------------------------------------------------------
    Class               Original    Coupon    Avg.    CBE     1st    Last   Mod.
    Name & Type             Par       %       Life   Yield    Pay    Pay    Dur.
--------------------------------------------------------------------------------
To Call:
    A1  SENIOR        34,713,000    6.3500    1.10   6.223    7/97   9/99   1.02
    A2  SENIOR        25,021,000    6.5500    3.10   6.558    9/99   7/01   2.71
    A3  SENIOR        19,982,000    6.7000    5.10   6.769    7/01  12/03   4.17
    A4  SENIOR         7,105,000    6.9000    7.10   6.959   12/03   3/05   5.43
    A5  SENIOR        20,813,000    7.2000   10.00   7.270    3/05   3/10   6.86
    A6  SENIOR        19,867,000    7.4750   15.43   7.570    3/10  11/13   8.83
    M   AA MEZZ       12,508,000    7.3750   10.46   7.470    2/02  11/13   6.78
    B1  BBB SUB       14,929,000    7.5750    9.98   7.670    2/02  11/13   6.55
    B2  BB SUB         6,456,769    9.2750   11.59   9.420    2/02  11/13   6.45
-------------------------------
 To Maturity:
    A6  SENIOR        19,867,000    7.4750   16.93   7.569    3/10   2/20   9.20
    M   AA MEZZ       12,508,000    7.3750   10.72   7.470    2/02   7/16   6.85
    B1  BBB SUB       14,929,000    7.5750    9.99   7.670    2/02   8/14   6.55
    B2  BB SUB         6,456,769    9.2750   15.38   9.420    2/02   4/24   7.02
--------------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 160% MHP.

(2) Coupon and price assumed for computational material.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)

BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A1 SENIOR
 Price: 99-31       Coupon: 6.3500                 Original Par:    34,713,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.38      6.31      6.28      6.22      6.19      6.09
 Average Life:          5.15      1.88      1.55      1.10      0.93      0.67
 Duration:              4.08      1.69      1.41      1.02      0.87      0.63
 First Prin Pay:        7/97      7/97      7/97      7/97      7/97      7/97
 Last Prin Pay:         1/07      5/01      8/00      9/99      5/99     11/98
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31       Coupon: 6.5500                 Original Par:    25,021,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.61      6.59      6.58      6.56      6.54      6.51
 Average Life:         11.82      5.37      4.43      3.10      2.59      1.84
 Duration:              7.96      4.37      3.71      2.71      2.30      1.68
 First Prin Pay:        1/07      5/01      8/00      9/99      5/99     11/98
 Last Prin Pay:         4/11      5/04      3/03      7/01     11/00     11/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-27       Coupon: 6.7000                 Original Par:    19,982,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.78      6.78      6.78      6.77      6.76      6.75
 Average Life:         15.60      8.60      7.22      5.10      4.07      2.84
 Duration:              9.36      6.31      5.52      4.17      3.45      2.51
 First Prin Pay:        4/11      5/04      3/03      7/01     11/00     11/99
 Last Prin Pay:         3/15      4/08      8/06     12/03      7/02     11/00
 -----------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)

BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30+      Coupon: 6.9000                 Original Par:     7,105,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.98      6.97      6.97      6.96      6.95      6.93
 Average Life:         18.32     11.60      9.90      7.10      5.52      3.57
 Duration:             10.08      7.73      6.94      5.43      4.44      3.06
 First Prin Pay:        3/15      4/08      8/06     12/03      7/02     11/00
 Last Prin Pay:         6/16     12/09      3/08      3/05      7/03      4/01
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-31+      Coupon: 7.2000                 Original Par:    20,813,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.28      7.28      7.28      7.27      7.26      7.24
 Average Life:         21.11     15.17     13.37     10.00      8.04      4.71
 Duration:             10.49      8.90      8.27      6.86      5.87      3.85
 First Prin Pay:        6/16     12/09      3/08      3/05      7/03      4/01
 Last Prin Pay:        10/20      8/15     11/13      3/10     12/07     10/03
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-29       Coupon: 7.4750                 Original Par:    19,867,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.57      7.57      7.57      7.57      7.57      7.56
 Average Life:         24.76     20.66     18.97     15.43     13.19      8.93
 Duration:             10.90     10.16      9.79      8.83      8.08      6.25
 First Prin Pay:       10/20      8/15     11/13      3/10     12/07     10/03
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-29+
 Bond Yield:            7.57      7.57      7.57      7.57      7.57      7.56
 Average Life:         25.83     21.83     20.39     16.93     14.65      9.94
 Duration:             11.05     10.37     10.07      9.20      8.50      6.64
 First Prin Pay:       10/20      8/15     11/13      3/10     12/07     10/03
 Last Prin Pay:         4/26     12/23      5/22      2/20     12/17      6/13
 -----------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)

 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-27       Coupon: 7.3750                 Original Par:    12,508,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.48      7.47      7.47      7.47      7.47      7.47
 Average Life:         20.89     15.17     13.50     10.46      9.44      7.75
 Duration:             10.21      8.58      8.00      6.78      6.37      5.61
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-27
 Bond Yield:            7.48      7.47      7.47      7.47      7.47      7.47
 Average Life:         21.10     15.38     13.76     10.72      9.78      8.26
 Duration:             10.24      8.62      8.05      6.85      6.48      5.82
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        11/24      3/21     12/19      7/16     11/14      7/11
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-28       Coupon: 7.5750                 Original Par:    14,929,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.68      7.68      7.67      7.67      7.67      7.66
 Average Life:         20.60     14.69     13.03      9.98      9.07      7.60
 Duration:             10.00      8.36      7.77      6.55      6.17      5.50
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:        10/22      1/19      4/17     11/13      9/11     11/07
 ---------------------------
 To Maturity:
 Price: 99-28
 Bond Yield:            7.68      7.68      7.67      7.67      7.67      7.67
 Average Life:         20.61     14.70     13.04      9.99      9.11      7.74
 Duration:             10.00      8.36      7.78      6.55      6.18      5.56
 First Prin Pay:        3/12      3/05     12/03      2/02      1/02      1/02
 Last Prin Pay:         6/23      9/19      1/18      8/14     12/12     12/09
 -----------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)



 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                 88          72          67          54          46          25
 June 15, 1999                 81          47          36           9           0           0
 June 15, 2000                 73          21           5           0           0           0
 June 15, 2001                 65           0           0           0           0           0
 June 15, 2002                 55           0           0           0           0           0
 June 15, 2003                 45           0           0           0           0           0
 June 15, 2004                 33           0           0           0           0           0
 June 15, 2005                 20           0           0           0           0           0
 June 15, 2006                  7           0           0           0           0           0
 June 15, 2007                  0           0           0           0           0           0
 June 15, 2008                  0           0           0           0           0           0
 June 15, 2009                  0           0           0           0           0           0
 June 15, 2010                  0           0           0           0           0           0
 June 15, 2011                  0           0           0           0           0           0
 June 15, 2012                  0           0           0           0           0           0
 June 15, 2013                  0           0           0           0           0           0
 June 15, 2014                  0           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:           5.2         1.9         1.5         1.1         0.9         0.7

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)





 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100          89          33
 June 15, 2000                100         100         100          54          22           0
 June 15, 2001                100          95          66           1           0           0
 June 15, 2002                100          61          27           0           0           0
 June 15, 2003                100          29           0           0           0           0
 June 15, 2004                100           0           0           0           0           0
 June 15, 2005                100           0           0           0           0           0
 June 15, 2006                100           0           0           0           0           0
 June 15, 2007                 91           0           0           0           0           0
 June 15, 2008                 70           0           0           0           0           0
 June 15, 2009                 47           0           0           0           0           0
 June 15, 2010                 22           0           0           0           0           0
 June 15, 2011                  0           0           0           0           0           0
 June 15, 2012                  0           0           0           0           0           0
 June 15, 2013                  0           0           0           0           0           0
 June 15, 2014                  0           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          11.8         5.4         4.4         3.1         2.6         1.8

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)




 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100          33
 June 15, 2001                100         100         100         100          52           0
 June 15, 2002                100         100         100          50           0           0
 June 15, 2003                100         100          88          16           0           0
 June 15, 2004                100          96          53           0           0           0
 June 15, 2005                100          62          27           0           0           0
 June 15, 2006                100          38           2           0           0           0
 June 15, 2007                100          16           0           0           0           0
 June 15, 2008                100           0           0           0           0           0
 June 15, 2009                100           0           0           0           0           0
 June 15, 2010                100           0           0           0           0           0
 June 15, 2011                 92           0           0           0           0           0
 June 15, 2012                 62           0           0           0           0           0
 June 15, 2013                 40           0           0           0           0           0
 June 15, 2014                 17           0           0           0           0           0
 June 15, 2015                  0           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0
 Avg Life In Years:          15.6         8.6         7.2         5.1         4.1         2.8

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)




 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100           0
 June 15, 2002                100         100         100         100         100           0
 June 15, 2003                100         100         100         100           5           0
 June 15, 2004                100         100         100          57           0           0
 June 15, 2005                100         100         100           0           0           0
 June 15, 2006                100         100         100           0           0           0
 June 15, 2007                100         100          43           0           0           0
 June 15, 2008                100          85           0           0           0           0
 June 15, 2009                100          26           0           0           0           0
 June 15, 2010                100           0           0           0           0           0
 June 15, 2011                100           0           0           0           0           0
 June 15, 2012                100           0           0           0           0           0
 June 15, 2013                100           0           0           0           0           0
 June 15, 2014                100           0           0           0           0           0
 June 15, 2015                 75           0           0           0           0           0
 June 15, 2016                  0           0           0           0           0           0
 June 15, 2017                  0           0           0           0           0           0
 June 15, 2018                  0           0           0           0           0           0
 June 15, 2019                  0           0           0           0           0           0
 June 15, 2020                  0           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          18.3        11.6         9.9         7.1         5.5         3.6

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)





 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100          83
 June 15, 2002                100         100         100         100         100          32
 June 15, 2003                100         100         100         100         100           7
 June 15, 2004                100         100         100         100          73           0
 June 15, 2005                100         100         100          93          48           0
 June 15, 2006                100         100         100          69          27           0
 June 15, 2007                100         100         100          48           8           0
 June 15, 2008                100         100          94          29           0           0
 June 15, 2009                100         100          74          11           0           0
 June 15, 2010                100          89          55           0           0           0
 June 15, 2011                100          69          37           0           0           0
 June 15, 2012                100          51          21           0           0           0
 June 15, 2013                100          35           6           0           0           0
 June 15, 2014                100          19           0           0           0           0
 June 15, 2015                100           2           0           0           0           0
 June 15, 2016                 98           0           0           0           0           0
 June 15, 2017                 72           0           0           0           0           0
 June 15, 2018                 53           0           0           0           0           0
 June 15, 2019                 32           0           0           0           0           0
 June 15, 2020                  8           0           0           0           0           0
 June 15, 2021                  0           0           0           0           0           0
 June 15, 2022                  0           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.1        15.2        13.4        10.0         8.0         4.7

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)




 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100         100         100         100
 June 15, 2003                100         100         100         100         100         100
 June 15, 2004                100         100         100         100         100          85
 June 15, 2005                100         100         100         100         100          67
 June 15, 2006                100         100         100         100         100          53
 June 15, 2007                100         100         100         100         100          41
 June 15, 2008                100         100         100         100          91          32
 June 15, 2009                100         100         100         100          76          25
 June 15, 2010                100         100         100          95          63          19
 June 15, 2011                100         100         100          80          51          14
 June 15, 2012                100         100         100          67          42           6
 June 15, 2013                100         100         100          56          34           0
 June 15, 2014                100         100          91          46          27           0
 June 15, 2015                100         100          77          37          18           0
 June 15, 2016                100          85          63          29           9           0
 June 15, 2017                100          70          50          18           2           0
 June 15, 2018                100          59          42          11           0           0
 June 15, 2019                100          48          33           4           0           0
 June 15, 2020                100          37          22           0           0           0
 June 15, 2021                 81          23          10           0           0           0
 June 15, 2022                 55           9           0           0           0           0
 June 15, 2023                 45           3           0           0           0           0
 June 15, 2024                 33           0           0           0           0           0
 June 15, 2025                 17           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          25.8        21.8        20.4        16.9        14.7         9.9

---------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)




 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          45
 June 15, 2006                100          90          78          56          49          35
 June 15, 2007                100          83          71          49          42          28
 June 15, 2008                100          76          64          42          35          22
 June 15, 2009                100          69          57          37          29          17
 June 15, 2010                100          62          51          31          24           9
 June 15, 2011                100          55          45          26          20           0
 June 15, 2012                 98          49          39          22          16           0
 June 15, 2013                 91          44          34          18          10           0
 June 15, 2014                 83          38          29          15           3           0
 June 15, 2015                 75          33          25           7           0           0
 June 15, 2016                 66          27          20           0           0           0
 June 15, 2017                 57          22          16           0           0           0
 June 15, 2018                 50          19          11           0           0           0
 June 15, 2019                 43          15           4           0           0           0
 June 15, 2020                 35           7           0           0           0           0
 June 15, 2021                 26           0           0           0           0           0
 June 15, 2022                 18           0           0           0           0           0
 June 15, 2023                 14           0           0           0           0           0
 June 15, 2024                  4           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          21.1        15.4        13.8        10.7         9.8         8.3

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)





 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 June 15, 1998                100         100         100         100         100         100
 June 15, 1999                100         100         100         100         100         100
 June 15, 2000                100         100         100         100         100         100
 June 15, 2001                100         100         100         100         100         100
 June 15, 2002                100         100         100          95          93          90
 June 15, 2003                100         100         100          84          80          72
 June 15, 2004                100         100          95          73          68          57
 June 15, 2005                100          97          86          64          58          43
 June 15, 2006                100          90          78          56          49          30
 June 15, 2007                100          83          71          49          39          19
 June 15, 2008                100          76          64          40          29          10
 June 15, 2009                100          69          57          31          21           3
 June 15, 2010                100          62          51          23          14           0
 June 15, 2011                100          55          43          16           7           0
 June 15, 2012                 98          49          35          10           2           0
 June 15, 2013                 91          42          28           5           0           0
 June 15, 2014                 83          34          21           0           0           0
 June 15, 2015                 75          26          14           0           0           0
 June 15, 2016                 66          18           8           0           0           0
 June 15, 2017                 57          11           2           0           0           0
 June 15, 2018                 50           6           0           0           0           0
 June 15, 2019                 41           1           0           0           0           0
 June 15, 2020                 29           0           0           0           0           0
 June 15, 2021                 16           0           0           0           0           0
 June 15, 2022                  4           0           0           0           0           0
 June 15, 2023                  0           0           0           0           0           0
 June 15, 2024                  0           0           0           0           0           0
 June 15, 2025                  0           0           0           0           0           0
 June 15, 2026                  0           0           0           0           0           0
 June 15, 2027                  0           0           0           0           0           0

 Avg Life In Years:          20.6        14.7        13.0        10.0         9.1         7.7

---------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to Deutsche Financial Capital Securitization, LLC, Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "DFC 97-I Certificates") in making their investment decisions. This material does not include all relevant information relating to the DFC 97-I Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in DFC 97-I Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement and Final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

(Deutsche Morgan Grenfell logo appears here)